Events After the Reporting Date	12 Months Ended
Dec. 31, 2023
Events After the Reporting Date [Abstract]
Events after the reporting date

Note 24 – Events after the reporting date

A.	After the reporting period, in January to March 15, 2024, the Company acquired 17,110,217 of the Company’s ADSs in a total amount of $46,150 and recorded an increase in the reserve for treasury shares accordingly.

B.	In January 2024, the Company entered into the Rights Plan, with the intention to protect the long-term interests of the Company’s ADS holders and enable them to realize the full potential value of their investment in the Company. The Rights Plan is designed to reduce the likelihood that any entity, person or group would gain control of, or significant influence over the Company. Pursuant to the Rights Plan, the Company issued one special purchase right for every one ADS outstanding at the close of business on February 5, 2024. Each right allows its holder to purchase from the Company one-half (0.5) of one ADS, at a purchase price of $0.01 per ADS, once the rights become exercisable. The rights would become exercisable only if an entity, person or group acquires beneficial ownership of 10% or more of the Company’s outstanding ordinary shares in a transaction not approved by our board of directors. The rights will expire on January 25, 2025.

C.	After the reporting period, in February and March 2024, the Group granted 510,000 RSUs to employees of the Company. The RSUs represent the right to receive ordinary shares at a future time and vest over a period of three to four years.